Liquidity	6 Months Ended
Sep. 30, 2025
Liquidity [Abstract]
LIQUIDITY
2.	LIQUIDITY

The Group incurred net losses of $971,143 and $744,320 for the six months ended September 30, 2025 and 2024, respectively. Net cash used in operating activities was $409,661 and $1,121,034 for the six months ended September 30, 2025 and 2024, respectively. Nevertheless, the Group believes that its current liquidity position is adequate to support its ongoing operations. As of September 30, 2025, the Group had working capital of $3,903,067, compared to working capital of $5,179,766 as of March 31, 2025. The Group also had cash of $2,814,898 as of September 30, 2025. The Group believes that its current cash and anticipated cash flows from operations will be sufficient to meet its anticipated working capital requirements and capital expenditures for at least the next 12 months following the issuance date of the unaudited condensed consolidated financial statements for the six months ended September 30, 2025.